Exhibit 17(a)(1)

AIG

AIG RETIREMENT SERVICES
2919 ALLEN PARKWAY, WOODSON TOWER - 8TH FLOOR
HOUSTON, TX 77019

**PRELIMINARY**

**SCAN TO**
**VIEW MATERIALS & VOTE**

**To vote by Internet**

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com or scan the QR Barcode above.**
3) Follow the instructions provided on the website.
4) To attend and vote at the meeting, please register by going to Virtual Shareholder Meeting at https://viewproxy.com/AIG/broadridgevsm3/.

**To vote by Telephone**

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

**To vote by Mail**

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D31835-TBD

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

**The Board of Directors of VALIC Company I unanimously recommends a vote "FOR" Proposal 1.**

| | For | Against | Abstain |
|---|---|---|---|
| 1. To approve an Agreement and Plan of Reorganization ("Reorganization Agreement") relating to the Capital Conservation Fund. Pursuant to the Reorganization Agreement, the Capital Conservation Fund would transfer all of its assets to the Core Bond Fund, a newly created series of VALIC Company I, in exchange for the assumption by the Core Bond Fund of all of the liabilities of the Capital Conservation Fund and shares of the Core Bond Fund, which shares will be distributed by the Capital Conservation Fund to the holders of its shares in complete liquidation thereof; and | ☐ | ☐ | ☐ |

2. To transact such other business as may properly be presented at the Joint Special Meeting or any adjournment or postponement thereof.

**Note**: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

| Signature [PLEASE SIGN WITHIN BOX] | Date | Signature [Joint Owners] | Date |
|---|---|---|---|
| | | | |

**EVERY SHAREHOLDER'S VOTE IS IMPORTANT!**

**Important Notice Regarding the Availability of Proxy Materials for the VALIC Company I and VALIC Company II Joint Special Meeting of Shareholders to Be Held on May 11, 2021.**
**The Notice and Proxy Statement for this Joint Special Meeting are available at: www.proxyvote.com**

**Please detach at perforation before mailing.**

D31836-TBD

## PROXY CARD

## VALIC COMPANY I AND VALIC COMPANY II
## JOINT SPECIAL MEETING OF SHAREHOLDERS
## TO BE HELD ON MAY 11, 2021

**THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.** The undersigned shareholder of the Capital Conservation Fund (the "Fund"), a series of VALIC Company I, a Maryland Corporation, hereby appoints Gregory N. Bressler, Kathleen D. Fuentes, Christopher J. Tafone and Edward J. Gizzi and each of them, the attorneys and proxies for the undersigned, with full power of substitution in each of them, to vote, as indicated herein, all of the shares of the Fund which the undersigned is entitled to vote as of the close of business on February 26, 2021, at a Joint Special Meeting of Shareholders (the "Special Meeting") to be held on Tuesday, May 11, 2021 at 4:00 p.m. (Eastern Time), and any and all postponements and adjournments thereof, with all powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the Special Meeting. Due to concerns regarding the coronavirus disease (COVID-19) pandemic, the Special Meeting will be held in virtual meeting format only at the following website: https://viewproxy.com/AIG/broadridgevsm3/. Shareholders must register in advance to attend and participate in the Special Meeting. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting and the accompanying Proxy Statement, and hereby revokes any proxy previously given.

**The votes entitled to be cast by the undersigned, will be cast in the manner directed herein by the undersigned shareholder. If no direction is made, the votes entitled to be cast by the undersigned will be cast "FOR" the Proposal. The above-named proxies will use their discretion to vote for any other matter as may properly come before the Special Meeting or any postponements or adjournments thereof.**

**PLEASE MARK, SIGN, AND DATE THIS PROXY ON THE REVERSE SIDE AND RETURN IT PROMPTLY USING THE ENCLOSED ENVELOPE.**

AIG

AIG RETIREMENT SERVICES
2919 ALLEN PARKWAY, WOODSON TOWER - 8TH FLOOR
HOUSTON, TX 77019

**PRELIMINARY**

**SCAN TO**
**VIEW MATERIALS & VOTE**

**To vote by Internet**

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com or scan the QR Barcode above.**
3) Follow the instructions provided on the website.
4) To attend and vote at the meeting, please register by going to Virtual Shareholder Meeting at https://viewproxy.com/AIG/broadridgevsm3/.

**To vote by Telephone**

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

**To vote by Mail**

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D31837-TBD

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

**The Board of Trustees of VALIC Company II unanimously recommends a vote "FOR" Proposal 1.**

| | For | Against | Abstain |
|---|---|---|---|
| 1. To approve an Agreement and Plan of Reorganization ("Reorganization Agreement") relating to the Core Bond Fund, a series of VALIC Company II ("Target Core Bond Fund"). Pursuant to the Reorganization Agreement, the Target Core Bond Fund would transfer all of its assets to the Core Bond Fund, a newly created series of VALIC Company I ("Acquiring Core Bond Fund"), in exchange for the assumption by the Acquiring Core Bond Fund of all of the liabilities of the Target Core Bond Fund and shares of the Acquiring Core Bond Fund, which shares will be distributed by the Target Core Bond Fund to the holders of its shares in complete liquidation thereof; and | ▢ | ▢ | ▢ |

2. To transact such other business as may properly be presented at the Joint Special Meeting or any adjournment or postponement thereof.

**Note**: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

| Signature [PLEASE SIGN WITHIN BOX] | Date | Signature [Joint Owners] | Date |
|---|---|---|---|
| | | | |

**EVERY SHAREHOLDER'S VOTE IS IMPORTANT!**

**Important Notice Regarding the Availability of Proxy Materials for the VALIC Company I and VALIC Company II Joint Special Meeting of Shareholders to Be Held on May 11, 2021.**
**The Notice and Proxy Statement for this Joint Special Meeting are available at: www.proxyvote.com**

**Please detach at perforation before mailing.**

D31838-TBD

## PROXY CARD

## VALIC COMPANY I AND VALIC COMPANY II
## JOINT SPECIAL MEETING OF SHAREHOLDERS
## TO BE HELD ON MAY 11, 2021

**THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.** The undersigned shareholder of the Core Bond Fund (the "Fund"), a series of VALIC Company II, a Delaware statutory trust, hereby appoints Gregory N. Bressler, Kathleen D. Fuentes, Christopher J. Tafone and Edward J. Gizzi and each of them, the attorneys and proxies for the undersigned, with full power of substitution in each of them, to vote, as indicated herein, all of the shares of the Fund which the undersigned is entitled to vote as of the close of business on February 26, 2021, at a Joint Special Meeting of Shareholders (the "Special Meeting") to be held on Tuesday, May 11, 2021 at 4:00 p.m. (Eastern Time), and any and all postponements and adjournments thereof, with all powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the Special Meeting. Due to concerns regarding the coronavirus disease (COVID-19) pandemic, the Special Meeting will be held in virtual meeting format only at the following website: https://viewproxy.com/AIG/broadridgevsm3/. Shareholders must register in advance to attend and participate in the Special Meeting. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting and the accompanying Proxy Statement, and hereby revokes any proxy previously given.

**The votes entitled to be cast by the undersigned, will be cast in the manner directed herein by the undersigned shareholder. If no direction is made, the votes entitled to be cast by the undersigned will be cast "FOR" the Proposal. The above-named proxies will use their discretion to vote for any other matter as may properly come before the Special Meeting or any postponements or adjournments thereof.**

**PLEASE MARK, SIGN, AND DATE THIS PROXY ON THE REVERSE SIDE AND RETURN IT PROMPTLY USING THE ENCLOSED ENVELOPE.**

AIG

AIG RETIREMENT SERVICES
2919 ALLEN PARKWAY, WOODSON TOWER - 8TH FLOOR
HOUSTON, TX 77019

**PRELIMINARY**

**SCAN TO**
**VIEW MATERIALS & VOTE**

**To vote by Internet**

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com or scan the QR Barcode above.**
3) Follow the instructions provided on the website.
4) To attend and vote at the meeting, please register by going to Virtual Shareholder Meeting at https://viewproxy.com/AIG/broadridgevsm3/.

**To vote by Telephone**

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

**To vote by Mail**

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D31839-TBD

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

**The Board of Trustees of VALIC Company II unanimously recommends a vote "FOR" Proposal 1.**

| | | For | Against | Abstain |
|---|---|---|---|---|
| 1. | To approve an Agreement and Plan of Reorganization ("Reorganization Agreement") relating to the Government Money Market II Fund. Pursuant to the Reorganization Agreement, the Government Money Market II Fund would transfer all of its assets to the Government Money Market I Fund, a series of VALIC Company I, in exchange for the assumption by the Government Money Market I Fund of all of the liabilities of the Government Money Market II Fund and shares of the Government Money Market I Fund, which shares will be distributed by the Government Money Market II Fund to the holders of its shares in complete liquidation thereof; and | ☐ | ☐ | ☐ |

2. To transact such other business as may properly be presented at the Joint Special Meeting or any adjournment or postponement thereof.

**Note**: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature [Joint Owners] Date

## EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

**Important Notice Regarding the Availability of Proxy Materials for the VALIC Company I and VALIC Company II Joint Special Meeting of Shareholders to Be Held on May 11, 2021. The Notice and Proxy Statement for this Joint Special Meeting are available at: www.proxyvote.com**

**Please detach at perforation before mailing.**

D31840-TBD

## PROXY CARD

## VALIC COMPANY I AND VALIC COMPANY II JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 11, 2021

**THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.** The undersigned shareholder of the Government Money Market II Fund (the "Fund"), a series of VALIC Company II, a Delaware statutory trust, hereby appoints Gregory N. Bressler, Kathleen D. Fuentes, Christopher J. Tafone and Edward J. Gizzi and each of them, the attorneys and proxies for the undersigned, with full power of substitution in each of them, to vote, as indicated herein, all of the shares of the Fund which the undersigned is entitled to vote as of the close of business on February 26, 2021, at a Joint Special Meeting of Shareholders (the "Special Meeting") to be held on Tuesday, May 11, 2021 at 4:00 p.m. (Eastern Time), and any and all postponements and adjournments thereof, with all powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the Special Meeting. Due to concerns regarding the coronavirus disease (COVID-19) pandemic, the Special Meeting will be held in virtual meeting format only at the following website: https://viewproxy.com/AIG/broadridgevsm3/. Shareholders must register in advance to attend and participate in the Special Meeting. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting and the accompanying Proxy Statement, and hereby revokes any proxy previously given.

**The votes entitled to be cast by the undersigned, will be cast in the manner directed herein by the undersigned shareholder. If no direction is made, the votes entitled to be cast by the undersigned will be cast "FOR" the Proposal. The above-named proxies will use their discretion to vote for any other matter as may properly come before the Special Meeting or any postponements or adjournments thereof.**

**PLEASE MARK, SIGN, AND DATE THIS PROXY ON THE REVERSE SIDE AND RETURN IT PROMPTLY USING THE ENCLOSED ENVELOPE.**

AIG

AIG RETIREMENT SERVICES
2919 ALLEN PARKWAY, WOODSON TOWER - 8TH FLOOR
HOUSTON, TX 77019

**PRELIMINARY**

**SCAN TO VIEW MATERIALS & VOTE**

**To vote by Internet**

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com or scan the QR Barcode above.**
3) Follow the instructions provided on the website.
4) To attend and vote at the meeting, please register by going to Virtual Shareholder Meeting at https://viewproxy.com/AIG/broadridgevsm3/.

**To vote by Telephone**

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

**To vote by Mail**

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D31841-TBD

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

**The Board of Directors of VALIC Company I unanimously recommends a vote "FOR" Proposal 1.**

| | | For | Against | Abstain |
|---|---|---|---|---|
| 1. | To approve an Agreement and Plan of Reorganization ("Reorganization Agreement") relating to the Small Cap Aggressive Growth Fund. Pursuant to the Reorganization Agreement, the Small Cap Aggressive Growth Fund would transfer all of its assets to the Small Cap Growth Fund, a newly created series of VALIC Company I, in exchange for the assumption by the Small Cap Growth Fund of all of the liabilities of the Small Cap Aggressive Growth Fund and shares of the Small Cap Growth Fund, which shares will be distributed by the Small Cap Aggressive Growth Fund to the holders of its shares in complete liquidation thereof; and | ☐ | ☐ | ☐ |
| 2. | To transact such other business as may properly be presented at the Joint Special Meeting or any adjournment or postponement thereof. | | | |

**Note**: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature [Joint Owners] Date

**EVERY SHAREHOLDER'S VOTE IS IMPORTANT!**

**Important Notice Regarding the Availability of Proxy Materials for the VALIC Company I and VALIC Company II Joint Special Meeting of Shareholders to Be Held on May 11, 2021. The Notice and Proxy Statement for this Joint Special Meeting are available at: www.proxyvote.com**

**Please detach at perforation before mailing.**

D31842-TBD

**PROXY CARD**

## VALIC COMPANY I AND VALIC COMPANY II JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 11, 2021

**THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.** The undersigned shareholder of the Small Cap Aggressive Growth Fund (the "Fund"), a series of VALIC Company I, a Maryland Corporation, hereby appoints Gregory N. Bressler, Kathleen D. Fuentes, Christopher J. Tafone and Edward J. Gizzi and each of them, the attorneys and proxies for the undersigned, with full power of substitution in each of them, to vote, as indicated herein, all of the shares of the Fund which the undersigned is entitled to vote as of the close of business on February 26, 2021, at a Joint Special Meeting of Shareholders (the "Special Meeting") to be held on Tuesday, May 11, 2021 at 4:00 p.m. (Eastern Time), and any and all postponements and adjournments thereof, with all powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the Special Meeting. Due to concerns regarding the coronavirus disease (COVID-19) pandemic, the Special Meeting will be held in virtual meeting format only at the following website: https://viewproxy.com/AIG/broadridgevsm3/. Shareholders must register in advance to attend and participate in the Special Meeting. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting and the accompanying Proxy Statement, and hereby revokes any proxy previously given.

**The votes entitled to be cast by the undersigned, will be cast in the manner directed herein by the undersigned shareholder. If no direction is made, the votes entitled to be cast by the undersigned will be cast "FOR" the Proposal. The above-named proxies will use their discretion to vote for any other matter as may properly come before the Special Meeting or any postponements or adjournments thereof.**

**PLEASE MARK, SIGN, AND DATE THIS PROXY ON THE REVERSE SIDE AND RETURN IT PROMPTLY USING THE ENCLOSED ENVELOPE.**

AIG

AIG RETIREMENT SERVICES
2919 ALLEN PARKWAY, WOODSON TOWER - 8TH FLOOR
HOUSTON, TX 77019

**PRELIMINARY**

**SCAN TO**
**VIEW MATERIALS & VOTE**

**To vote by Internet**

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com or scan the QR Barcode above.**
3) Follow the instructions provided on the website.
4) To attend and vote at the meeting, please register by going to Virtual Shareholder Meeting at https://viewproxy.com/AIG/broadridgevsm3/.

**To vote by Telephone**

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

**To vote by Mail**

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D31843-TBD

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

**The Board of Directors of VALIC Company I unanimously recommends a vote "FOR" Proposal 1.**

| | | For | Against | Abstain |
|---|---|---|---|---|
| 1. | To approve an Agreement and Plan of Reorganization ("Reorganization Agreement") relating to the Small Cap Fund. Pursuant to the Reorganization Agreement, the Small Cap Fund would transfer all of its assets to the Small Cap Growth Fund, a newly created series of VALIC Company I, in exchange for the assumption by the Small Cap Growth Fund of all of the liabilities of the Small Cap Fund and shares of the Small Cap Growth Fund, which shares will be distributed by the Small Cap Fund to the holders of its shares in complete liquidation thereof; and | ☐ | ☐ | ☐ |

2. To transact such other business as may properly be presented at the Joint Special Meeting or any adjournment or postponement thereof.

**Note**: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature [Joint Owners] Date

**EVERY SHAREHOLDER'S VOTE IS IMPORTANT!**

**Important Notice Regarding the Availability of Proxy Materials for the VALIC Company I and VALIC Company II Joint Special Meeting of Shareholders to Be Held on May 11, 2021. The Notice and Proxy Statement for this Joint Special Meeting are available at: www.proxyvote.com**

**Please detach at perforation before mailing.**

D31844-TBD

## PROXY CARD

## VALIC COMPANY I AND VALIC COMPANY II JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 11, 2021

**THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.** The undersigned shareholder of the Small Cap Fund (the "Fund"), a series of VALIC Company I, a Maryland Corporation, hereby appoints Gregory N. Bressler, Kathleen D. Fuentes, Christopher J. Tafone and Edward J. Gizzi and each of them, the attorneys and proxies for the undersigned, with full power of substitution in each of them, to vote, as indicated herein, all of the shares of the Fund which the undersigned is entitled to vote as of the close of business on February 26, 2021, at a Joint Special Meeting of Shareholders (the "Special Meeting") to be held on Tuesday, May 11, 2021 at 4:00 p.m. (Eastern Time), and any and all postponements and adjournments thereof, with all powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the Special Meeting. Due to concerns regarding the coronavirus disease (COVID-19) pandemic, the Special Meeting will be held in virtual meeting format only at the following website: https://viewproxy.com/AIG/broadridgevsm3/. Shareholders must register in advance to attend and participate in the Special Meeting. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting and the accompanying Proxy Statement, and hereby revokes any proxy previously given.

**The votes entitled to be cast by the undersigned, will be cast in the manner directed herein by the undersigned shareholder. If no direction is made, the votes entitled to be cast by the undersigned will be cast "FOR" the Proposal. The above-named proxies will use their discretion to vote for any other matter as may properly come before the Special Meeting or any postponements or adjournments thereof.**

**PLEASE MARK, SIGN, AND DATE THIS PROXY ON THE REVERSE SIDE AND RETURN IT PROMPTLY USING THE ENCLOSED ENVELOPE.**

AIG

AIG RETIREMENT SERVICES
2919 ALLEN PARKWAY, WOODSON TOWER - 8TH FLOOR
HOUSTON, TX 77019

**PRELIMINARY**

**SCAN TO**
**VIEW MATERIALS & VOTE**

**To vote by Internet**

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com or scan the QR Barcode above.**
3) Follow the instructions provided on the website.
4) To attend and vote at the meeting, please register by going to Virtual Shareholder Meeting at https://viewproxy.com/AIG/broadridgevsm3/.

**To vote by Telephone**

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

**To vote by Mail**

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D31845-TBD

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

**The Board of Trustees of VALIC Company II unanimously recommends a vote "FOR" Proposal 1.**

| | For | Against | Abstain |
|---|---|---|---|
| 1. To approve an Agreement and Plan of Reorganization ("Reorganization Agreement") relating to the Small Cap Growth Fund, a series of VALIC Company II ("Target Small Cap Growth Fund"). Pursuant to the Reorganization Agreement, the Target Small Cap Growth Fund would transfer all of its assets to the Small Cap Growth Fund, a newly created series of VALIC Company I ("Acquiring Small Cap Growth Fund"), in exchange for the assumption by the Acquiring Small Cap Growth Fund of all of the liabilities of the Target Small Cap Growth Fund and shares of the Acquiring Small Cap Growth Fund, which shares will be distributed by the Target Small Cap Growth Fund to the holders of its shares in complete liquidation thereof; and | ☐ | ☐ | ☐ |

2. To transact such other business as may properly be presented at the Joint Special Meeting or any adjournment or postponement thereof.

**Note**: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

| Signature [PLEASE SIGN WITHIN BOX] | Date | Signature [Joint Owners] | Date |
|---|---|---|---|

## EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

**Important Notice Regarding the Availability of Proxy Materials for the VALIC Company I and VALIC Company II Joint Special Meeting of Shareholders to Be Held on May 11, 2021. The Notice and Proxy Statement for this Joint Special Meeting are available at: www.proxyvote.com**

**Please detach at perforation before mailing.**

D31846-TBD

## PROXY CARD

## VALIC COMPANY I AND VALIC COMPANY II JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 11, 2021

**THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.** The undersigned shareholder of the Small Cap Growth Fund (the "Fund"), a series of VALIC Company II, a Delaware statutory trust, hereby appoints Gregory N. Bressler, Kathleen D. Fuentes, Christopher J. Tafone and Edward J. Gizzi and each of them, the attorneys and proxies for the undersigned, with full power of substitution in each of them, to vote, as indicated herein, all of the shares of the Fund which the undersigned is entitled to vote as of the close of business on February 26, 2021, at a Joint Special Meeting of Shareholders (the "Special Meeting") to be held on Tuesday, May 11, 2021 at 4:00 p.m. (Eastern Time), and any and all postponements and adjournments thereof, with all powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the Special Meeting. Due to concerns regarding the coronavirus disease (COVID-19) pandemic, the Special Meeting will be held in virtual meeting format only at the following website: https://viewproxy.com/AIG/broadridgevsm3/. Shareholders must register in advance to attend and participate in the Special Meeting. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting and the accompanying Proxy Statement, and hereby revokes any proxy previously given.

**The votes entitled to be cast by the undersigned, will be cast in the manner directed herein by the undersigned shareholder. If no direction is made, the votes entitled to be cast by the undersigned will be cast "FOR" the Proposal. The above-named proxies will use their discretion to vote for any other matter as may properly come before the Special Meeting or any postponements or adjournments thereof.**

**PLEASE MARK, SIGN, AND DATE THIS PROXY ON THE REVERSE SIDE AND RETURN IT PROMPTLY USING THE ENCLOSED ENVELOPE.**

AIG RETIREMENT SERVICES
2919 ALLEN PARKWAY, WOODSON TOWER - 8TH FLOOR
HOUSTON, TX 77019

**PRELIMINARY**

**SCAN TO**
**VIEW MATERIALS & VOTE**

**To vote by Internet**

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com or scan the QR Barcode above.**
3) Follow the instructions provided on the website.
4) To attend and vote at the meeting, please register by going to Virtual Shareholder Meeting at https://viewproxy.com/AIG/broadridgevsm3/.

**To vote by Telephone**

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

**To vote by Mail**

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D31847-TBD

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

**The Board of Trustees of VALIC Company II unanimously recommends a vote "FOR" Proposal 1.**

| | For | Against | Abstain |
|---|---|---|---|
| 1. To approve an Agreement and Plan of Reorganization ("Reorganization Agreement") relating to the Strategic Bond Fund, a series of VALIC Company II. Pursuant to the Reorganization Agreement, the Strategic Bond Fund would transfer all of its assets to the Core Bond Fund, a newly created series of VALIC Company I, in exchange for the assumption by the Core Bond Fund of all of the liabilities of the Strategic Bond Fund and shares of the Core Bond Fund, which shares will be distributed by the Strategic Bond Fund to the holders of its shares in complete liquidation thereof; and | ☐ | ☐ | ☐ |

2. To transact such other business as may properly be presented at the Joint Special Meeting or any adjournment or postponement thereof.

**Note**: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature [Joint Owners] Date

## EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

**Important Notice Regarding the Availability of Proxy Materials for the VALIC Company I and VALIC Company II Joint Special Meeting of Shareholders to Be Held on May 11, 2021.**
**The Notice and Proxy Statement for this Joint Special Meeting are available at: www.proxyvote.com**

**Please detach at perforation before mailing.**

D31848-TBD

**PROXY CARD**

### VALIC COMPANY I AND VALIC COMPANY II
### JOINT SPECIAL MEETING OF SHAREHOLDERS
### TO BE HELD ON MAY 11, 2021

**THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.** The undersigned shareholder of the Strategic Bond Fund (the "Fund"), a series of VALIC Company II, a Delaware statutory trust, hereby appoints Gregory N. Bressler, Kathleen D. Fuentes, Christopher J. Tafone and Edward J. Gizzi and each of them, the attorneys and proxies for the undersigned, with full power of substitution in each of them, to vote, as indicated herein, all of the shares of the Fund which the undersigned is entitled to vote as of the close of business on February 26, 2021, at a Joint Special Meeting of Shareholders (the "Special Meeting") to be held on Tuesday, May 11, 2021 at 4:00 p.m. (Eastern Time), and any and all postponements and adjournments thereof, with all powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the Special Meeting. Due to concerns regarding the coronavirus disease (COVID-19) pandemic, the Special Meeting will be held in virtual meeting format only at the following website: https://viewproxy.com/AIG/broadridgevsm3/. Shareholders must register in advance to attend and participate in the Special Meeting. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting and the accompanying Proxy Statement, and hereby revokes any proxy previously given.

**The votes entitled to be cast by the undersigned, will be cast in the manner directed herein by the undersigned shareholder. If no direction is made, the votes entitled to be cast by the undersigned will be cast "FOR" the Proposal. The above-named proxies will use their discretion to vote for any other matter as may properly come before the Special Meeting or any postponements or adjournments thereof.**

**PLEASE MARK, SIGN, AND DATE THIS PROXY ON THE REVERSE SIDE AND RETURN IT PROMPTLY USING THE ENCLOSED ENVELOPE.**